UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2008

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2008, the RAM Energy Resources, Inc. stockholders approved amendments to RAM’s 2006 Long-Term Incentive Plan, each as set forth in RAM’s proxy statement for the 2008 Annual Stockholders Meeting and filed with the Commission on April 9, 2008. The description of the amendments set forth in the RAM proxy statement is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2008	RAM ENERGY RESOURCES, INC.

By: /s/ Larry E. Lee
Name: Larry E. Lee
Title: Chief Executive Officer